SERVICENOW, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL RESTRICTED STOCK UNIT AWARD
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) Amended and Restated 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Restricted Stock Unit Award and the electronic representation of this Notice of Global Restricted Stock Unit Award established and maintained by the Company or a third party designated by the Company (the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Restricted Stock Unit Award Agreement, including any appendix to the Global Restricted Stock Unit Award Agreement for Participant’s country (the “Appendix”) (the Restricted Stock Unit Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Number” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Number of RSUs:	The “Total Number of RSUs” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the RSUs will vest in accordance with the Vesting Schedule Appendix attached hereto.
By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:
Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company or Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule Appendix attached hereto, may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this RSU, Participant consents to the electronic delivery as set forth in the Agreement.
Participant should affirmatively accept this RSU by the last day of the calendar month immediately preceding the first month of vesting (the "Acceptance Deadline") through the online acceptance process. If Participant does not accept this RSU award though the online acceptance process by the Acceptance Deadline, the Company will automatically accept this RSU award, subject to all terms and conditions set forth in this Notice and Agreement and the Plan, on Participant’s behalf. If Participant properly declines this RSU award by the Acceptance Deadline, the RSU award will be canceled, and Participant will not be entitled to any benefits from this RSU award nor any compensation or benefits in lieu of the canceled award.
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SERVICENOW, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) Amended and Restated 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Global Restricted Stock Unit Award Agreement (the “Agreement”).
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Global Restricted Stock Unit Award (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Settlement. The RSUs shall be settled on or as soon as administratively practicable following each vest date under the Vesting Schedule Appendix attached hereto (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs), provided that Participant continues to provide services to the Company or any Subsidiary or Affiliate through such vest date. Settlement of RSUs shall be in Shares.
2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4.Non-Transferability of RSUs. RSUs may not be transferred in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5.Termination. If Participant’s Service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate without payment of any consideration to Participant. In case of any dispute as to whether termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination of Service.
6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer, in its discretion, to be an appropriate charge to Participant, even if legally applicable or deemed applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU, including, but not limited to, the grant, vesting or settlement of the RSU and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU to reduce or eliminate Participant’s liability for Tax-

Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
In connection with any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
(ii)    withholding from proceeds of the sale of Shares acquired upon settlement of the RSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization);
(iii)    withholding in Shares to be issued upon settlement of the RSU, provided the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amounts;
(iv)    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v)    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i) – (v) above, and the Committee shall establish such method prior to the Tax-Related Items withholding event, and unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (ii) above, if such Participant is located outside of the United States or (iii) above, if such Participant is located within the United States.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
7.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
8.Appendix. Notwithstanding any provisions in this Agreement, the RSUs grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to or otherwise becomes subject to the laws, rules and/or regulations of another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSU and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement (including the Appendix) and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
11.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
12.Conditions to Issuance; Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations, with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer and with any exchange control restrictions. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company. Further, notwithstanding any other provision of this Agreement, the Company shall not be required to issue Shares following the lapse of any such reasonable period of time following the vest date as the Company may from time to time establish for reasons of administrative convenience in accordance with Section 409A of the Code.
13.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
15.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of this RSU, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.
16.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this

Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
17.Award Subject to Company Clawback or Recoupment. The RSUs, including any Shares or other benefits that Participant may receive hereunder, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Company, including but not limited to, the terms of the ServiceNow, Inc. Incentive-Based Compensation Recovery Policy, or any successor thereto, as in effect from time to time, or as required to comply with any applicable laws, rules, regulations, stock exchange listing standards, or any current or future rules of the U.S. Securities and Exchange Commission, the New York Stock Exchange or any other governmental agency, as may be amended from time to time, including, without limitation, recoupment requirements imposed pursuant to Rule 10D-1 under the Exchange Act, Section 303A.14 of the New York Stock Exchange Listed Company Manual, the Sarbanes-Oxley Act of 2002, or the Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs. By accepting these RSUs, Participant agrees to be bound by, and to comply with, the terms of any such recoupment requirements, including but not limited to those set forth in such policy, and agrees to promptly take any and all actions the Company reasonably requires to effectuate any such required recoupment provisions. In order to satisfy any such recoupment obligation arising under such policy or applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold any Shares or other amounts acquired pursuant to the RSUs to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company’s enforcement of this Section 17. In no event will any recovery of compensation pursuant to this Section 17 constitute any event giving rise to Participant’s right to resign for “good reason” or “constructive termination” (or similar term) under any employment, compensation or other benefit plan, agreement, policy or other arrangement with, the Company, any Subsidiary and/or the Employer covering Participant.
BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SERVICENOW, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) Amended and Restated 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Performance Restricted Stock Unit Award and the electronic representation of this Notice of Global Performance Restricted Stock Unit Award and the performance and vesting terms set forth in Exhibit A attached hereto (the “Vesting Appendix”) established and maintained by the Company or a third party designated by the Company (the Notice of Global Performance Restricted Stock Unit Award and the Vesting Appendix are collectively referred to as the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
You (“Participant”) have been granted an award of performance-based Restricted Stock Units (“PRSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Performance Restricted Stock Unit Award Agreement, including any appendix to the Global Performance Restricted Stock Unit Award Agreement for Participant’s country (the “Appendix”) (the Global Performance Restricted Stock Unit Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Number” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Target Number of PRSUs:	The “Target Number of PRSUs” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the PRSUs will vest in accordance with the Vesting Appendix as set forth in Exhibit A hereto.
By accepting (whether in writing, electronically or otherwise) the PRSUs, Participant acknowledges and agrees to the following:
Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the PRSUs pursuant to this Notice is earned only by both achievement of the performance metrics set forth in the Vesting Appendix and continuing Service as an Employee, Director or Consultant of the Company or Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule, as set forth in Exhibit A, may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this PRSU, Participant consents to the electronic delivery as set forth in the Agreement.

Participant should affirmatively accept this PRSU by the last day of the calendar month immediately preceding the first month of vesting (the "Acceptance Deadline") through the online acceptance process. If Participant does not accept this PRSU award though the online acceptance process by the Acceptance Deadline, the Company will automatically accept this PRSU award, subject to all terms and conditions set forth in this Notice and Agreement and the Plan, on Participant’s behalf. If Participant properly declines this PRSU award by the Acceptance Deadline, the PRSU award will be canceled, and Participant will not be entitled to any benefits from this PRSU award nor any compensation or benefits in lieu of the canceled award.

EXHIBIT A

VESTING APPENDIX

[ServiceNow to insert applicable performance metrics and vesting schedule.]

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SERVICENOW, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) Amended and Restated 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Global Performance Restricted Stock Unit Award Agreement (the “Agreement”).
Participant has been granted performance-based Restricted Stock Units (“PRSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Global Performance Restricted Stock Unit Award, including the Vesting Appendix attached thereto (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Settlement. The PRSUs shall be settled on or as soon as administratively practicable following each vest date under the Vesting Schedule set forth in Exhibit A (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs), provided that Participant continues to provide services to the Company or any Subsidiary or Affiliate through such vest date except as may be otherwise set forth in the Vesting Appendix. Settlement of PRSUs shall be in Shares.
2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested PRSUs, Participant shall have no ownership of the Shares allocated to the PRSUs and shall have no right dividends or to vote such Shares.
3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4.Non-Transferability of PRSUs. PRSUs may not be transferred in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5.Termination. Except as may be otherwise set forth in the ServiceNow, Inc. Executive Severance Policy (the “Severance Policy”), if Participant’s Service terminates for any reason, all unvested PRSUs shall be forfeited to the Company forthwith, and all rights of Participant to such PRSUs shall immediately terminate without payment of any consideration to Participant. If Participant’s Service terminates due to Participant’s death or Disability (as defined in the Severance Policy) or if Participant incurs a Qualifying Termination (as defined in the Severance Policy), the PRSUs will be treated in accordance with the terms of the Severance Policy. In case of any dispute as to whether a Qualifying Termination or a termination due to Participant’s death or Disability has occurred, the Committee shall have sole discretion to determine whether such Qualifying Termination or a termination due to Participant’s death or Disability has occurred and the effective date of such termination.
6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer, in its discretion, to be an appropriate charge to Participant, even if legally applicable or deemed applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PRSU, including, but
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not limited to, the grant, vesting or settlement of the PRSU and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PRSU to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
In connection with any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)    withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
(ii)    withholding from proceeds of the sale of Shares acquired upon settlement of the PRSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization);
(iii)    withholding in Shares to be issued upon settlement of the PRSU, provided the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amounts;
(iv)    Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
(v)    any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i) – (v) above, and the Committee shall establish such method prior to the Tax-Related Items withholding event, and unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this PRSU will be (ii) above, if such Participant is located outside of the United States or (iii) above, if such Participant is located within the United States.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PRSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market
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Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
7.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
8.Appendix. Notwithstanding any provisions in this Agreement, the PRSUs grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to or otherwise becomes subject to the laws, rules and/or regulations of another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PRSU and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Acknowledgement. The Company and Participant agree that the PRSUs are granted under and governed by the Notice, this Agreement (including the Appendix) and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the PRSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
11.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
12.Conditions to Issuance; Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations, with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer and with any exchange control restrictions. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the
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Company. Further, notwithstanding any other provision of this Agreement, the Company shall not be required to issue Shares following the lapse of any such reasonable period of time following the vest date as the Company may from time to time establish for reasons of administrative convenience in accordance with Section 409A of the Code.
13.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
15.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that this PRSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of this PRSU, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the PRSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.
16.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this
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Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
17.Award Subject to Company Clawback or Recoupment. The PRSUs, including any Shares or other benefits that Participant may receive hereunder, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Company, including but not limited to, the terms of the ServiceNow, Inc. Incentive-Based Compensation Recovery Policy, or any successor thereto, as in effect from time to time, or as required to comply with any applicable laws, rules, regulations, stock exchange listing standards, or any current or future rules of the U.S. Securities and Exchange Commission, the New York Stock Exchange or any other governmental agency, as may be amended from time to time, including, without limitation, recoupment requirements imposed pursuant to Rule 10D-1 under the Exchange Act, Section 303A.14 of the New York Stock Exchange Listed Company Manual, the Sarbanes-Oxley Act of 2002, or the Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s PRSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s PRSUs. By accepting these PRSUs, Participant agrees to be bound by, and to comply with, the terms of any such recoupment requirements, including but not limited to those set forth in such policy, and agrees to promptly take any and all actions the Company reasonably requires to effectuate any such required recoupment provisions. In order to satisfy any such recoupment obligation arising under such policy or applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant’s behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold any Shares or other amounts acquired pursuant to the PRSUs to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company’s enforcement of this Section 17. In no event will any recovery of compensation pursuant to this Section 17 constitute any event giving rise to Participant’s right to resign for “good reason” or “constructive termination” (or similar term) under any employment, compensation or other benefit plan, agreement, policy or other arrangement with, the Company, any Subsidiary and/or the Employer covering Participant.
BY ACCEPTING THIS PRSU AWARD, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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